EXHIBIT 32.1

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Levi Mochkin, the President, Chief Executive Officer, Chairman of the Board, and Director of Avenue Group, Inc. (the "Company"), certifies, under the standards set forth and solely for the purposes of 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to his knowledge, the Quarterly Report on Form 10-QSB of the Company for the quarter ended June 30, 2007 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in that Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 19, 2007


                                    By:    /s/ Levi Mochkin
                                           ------------------
                                      Name: Levi Mochkin
                                      Title:President, Chief Executive Officer,
                                            Chairman of the Board, and Director
                                            (Principal Executive, Financial, and
                                            Accounting Officer)